Otter Creek Focus Strategy ETF (the “Fund”)
Ticker: OCFS
Listed on NYSE Arca, Inc.
a series of Professionally Managed Portfolios (the “Trust”)
Supplement dated October 9, 2025
to the Summary Prospectus
dated February 28, 2025
The Board of Trustees (the “Board”) of Professionally Managed Portfolios, based upon the recommendation of Otter Creek Advisors, LLC (the “Advisor”), the investment advisor to the Fund, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed to new purchases, except for purchases made through an automatic investment program or the reinvestment of any distributions, as of the close of business on October 9, 2025 (the “Closing Date”) and liquidated as a series of the Trust effective as of the close of business on October 30, 2025 (the “Liquidation Date”).
The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases, except for purchases made through an automatic investment program or a purchase exception that is approved by Trust officers, effective as of the close of business on the Closing Date, after which the Fund’s assets may be entirely invested in money market instruments or held in cash or cash equivalents. Accordingly, the Fund will no longer be pursuing its investment objective. Any distributions declared to shareholders of the Fund after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of the Closing Date, you may continue to redeem your shares of the Fund until the Liquidation Date, as described in “How to Sell Shares” in the Fund’s Prospectus.
Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date after the Fund has paid or provided for all taxes, expenses, and any other liabilities, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.
The Advisor will bear all of the expenses incurred in carrying out the Plan.
Shareholder inquiries should be directed to the Fund at 1-800-617-0004.
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Please retain this supplement for future reference.